                                                               EXHIBIT 10.33




                         REVOLVING LINE OF CREDIT NOTE


$15,000,000.00                                                 [city],  [state]
                                                                October 15, 1996


         FOR VALUE RECEIVED, the undersigned, STERILE RECOVERIES, INC., a Florida corporation (the "Borrower"), promises to pay to the order of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association (the "Lender"), the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00), together with interest on the principal balance remaining unpaid from time to time at the rates set forth below.

         Revolving Line-of-Credit. This Note evidences revolving line-of-credit extended by the Lender to the Borrower on the date hereof (the "Loan"). Proceeds of this Note may be disbursed by the Lender to the Borrower and shall be repaid by the Borrower to the Lender in the manner set forth below in this Note and in accordance with a Loan Agreement being executed by the Lender and the Borrower on or about the date hereof (the "Loan Agreement"). Proceeds that are disbursed and repaid from time to time shall be thereafter available for redisbursement under this Note as provided in the Loan Agreement. Provided however, the principal amount outstanding under this Note shall not at any time exceed the principal sum shown above, nor the maximum amount permitted under the terms of the Loan Agreement.

         Term.   The term of this Note is from the date of this Note through and including August 31, 1999 (the "Term"). The last day of the Term will be sometimes referred to below as the "Maturity Date".

         Term Loans.   The indebtedness evidenced by this Note shall consist of
two (2) components. The first component is the revolving line of credit portion of the Note, and applies solely to any principal indebtedness of the Note that is not Term Debt (the "Line of Credit Principal"). The second component is any term loans that may be made from time to time by Lender to Borrower as provided herein and in the Loan Agreement, which term loans shall not exceed in the aggregate the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) (the "Term Debt"). All Term Debt loans ("Term Loans") shall be on terms and shall be repaid in the manner as set forth in the Loan Agreement.

         Interest. The principal balance of this Note remaining unpaid from time to time, both as to the Line of Credit Principal and the Term Debt, shall bear interest strictly as provided below.

         Definitions. As used in this Note, the following terms shall have the respective meanings indicated:




                                     Signed for Identification

                                     By:  /s/  Bertram T. Martin, Jr.
                                         ---------------------------------
                                        The Executive Vice President of Borrower

         (a) "Additional Interest" shall mean the aggregate of all amounts paid by the Borrower to Lender pursuant to the provisions of the Additional Costs Paragraph below.

         (b)     "Applicable Margin" means as follows:

                 (i) Two hundred (200) basis points from the date of this Note to one (1) year from the date of this Note;

                 (ii) One hundred ninety (190) basis points from one (1) year from the date of this Note to two (2) years from the date of this Note; and

                 (iii)    One hundred seventy-five (175) basis points from two
                          (2) years from the date of this Note to the Maturity Date.

         (c) "Authorized Officer" means any of the President or Executive Vice Presidents of the Borrower, or, with respect to financial matters, the Treasurer or chief financial officer of the Borrower, or any other person expressly designated by the Board of Directors (or the appropriate committee thereof) of the Borrower as an Authorized Officer for purposes of this Note, in each case to be evidenced by documentation reasonably acceptable to Lender.

         (d) "Base Rate" means, in respect of each applicable Interest Period, the offered rate for deposits in Dollars in the amount of the then outstanding principal amount of the Loan expressed as a percentage and rounded upward if necessary to the nearest 1/8 of 1% (which shall be the same for each date of the Interest Period), being offered to major top quality banks at 11:00 a.m. London time, on the first day of an applicable Interest Period for settlement in immediately available funds by major top credit quality banks in the London Interbank Market for a period equal to thirty (30) days. The Base Rate shall be adjusted on the first day of each Interest Period to the Base Rate then in effect, and shall continue until the next adjustment, namely the first day of the following Interest Period. Such adjustment shall occur automatically upward or downward on each effective date of any change in the rate, and shall be made without notice to the Borrower or any other person or entity.

         (e) "Business Day" shall mean a day on which Lender is open for business in St. Petersburg, Florida.

         (f) "Dollars" and the symbol "$" means Dollars constituting legal tender for the payment of public and private debts in the United States of America.

         (g) "Interest Period" means each number of days that the Base Rate remains constant, with the first day of the Interest Period being the first date of a Base Rate change, and





                                     Signed for Identification

                                     By:  /s/  Bertram T. Martin, Jr.
                                         ---------------------------------
                                        The Executive Vice President of Borrower

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                 the last day of each such Interest Period being
                 the last day such interest rate remains in effect.

         (h) "LIBOR Rate" means, for the Interest Period, the rate of interest per annum determined pursuant to the following formula:

                              Base Rate
                              ---------
                 LIBOR Rate = 1-Reserve Requirement    plus   Applicable Margin

         (i) "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve, as the same may be amended or supplemented from time to time.

         (j) "Regulatory Change" means any change effective after the date of this Note in United States Federal or state laws or regulations (including Regulation D and capital adequacy regulations) or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks which includes the Lender, under any United States Federal or state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof; and

         (k) "Reserve Requirement" means, for the Loan (for any Interest Period) therefor, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by the member banks of the Federal Reserve System with respect to Dollar funding in the London interbank market. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Base Rate is to be determined or (ii) any category of extensions of credit or other assets which include the Loan.

         Additional Costs.

         (a) The Borrower shall promptly pay to the Lender from time to time, such amounts as Lender may determine to be necessary to compensate it for any costs incurred by Lender which it determines are attributable to its making or maintaining any loan hereunder or its obligation to make any loan hereunder, or any reduction in any amount receivable by Lender under this Note or any Term Loan, including reductions in the rate of return on a Lender's capital (such increases in costs and reductions in amounts receivable and returns being herein called "Additional Costs"), resulting from any Regulatory Change which:
(i) changes the basis of taxation of any amounts payable to Lender under this
Note in respect of loan (other than taxes imposed on the income of Lender by any jurisdiction in which the Lender is located); or (ii) imposes or modifies any



                                     Signed for Identification

                                     By:  /s/  Bertram T. Martin, Jr.
                                         ---------------------------------
                                       The Executive Vice President of Borrower

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reserve, special deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, Lender (other than any such reserve, deposit or requirement reflected in the LIBOR Rate, in each case computed in accordance with the respective definitions of such terms set forth in this Note); or (iii) has or would have the effect of reducing the rate of return on capital of Lender to a level below that which the Lender could have achieved but for such Regulatory Change (taking into consideration Lender's policies with respect to capital adequacy); or (iv) imposes any other condition affecting this Note (or any of such extensions of credit or liabilities); provided that, if any such increased cost or reduction results from any circumstances described in clauses (ii) through (iv) of this subsection, the Borrower shall not be obligated to compensate Lender for such increased costs or reductions occurring more than ninety (90) days prior to the time Lender first notifies the Borrower of such circumstances. Lender will notify an Authorized Officer of any event occurring after the date hereof which would entitle it to compensation pursuant to this Additional Costs paragraph promptly after it obtains knowledge thereof.

         (b) Without limiting the effect of the foregoing provisions of this Additional Costs paragraph in the event that, by reason of any Regulatory Change, Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of the Lender which includes deposits by reference to which the interest rate on the Loan is determined as provided in this Note or a category of extensions of credit or other assets of Lender which includes the Loan or
(ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if the Lender so elects, the obligation of Lender to make the Loan hereunder shall be suspended until the date such Regulatory Change ceases to be in effect.

         (c) Determinations by Lender for purposes of this Additional Costs paragraph of the effect of any Regulatory Change on its costs of making or maintaining, or being committed to make the Loan or on amounts receivable by it in respect of the Loan, and of the additional amounts required to compensate the Lender in respect of any Additional Costs, shall be conclusive absent manifest error, provided that such determinations are made on a reasonable basis. The Lender shall furnish to an Authorized Officer an explanation of the Regulatory Change and calculations, in reasonable detail, setting forth Lender's determination of any such Additional Costs.

         Suspension of Loan. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any interest rate for the Loan for any Interest Period therefor, the Lender determines (which determination made on a reasonable basis shall be conclusive absent manifest error) that:

         (a) quotations of interest rates for the relevant deposits referred to in the definition of LIBOR Rate set forth above are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for the Loan as provided in this Note; or






                                     Signed for Identification

                                     By: /s/  Bertram T. Martin, Jr.
                                         ---------------------------------
                                       The Executive Vice President of Borrower

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         (b)  the relevant rates of interest referred to in the definition of
"Base Rate" set forth above upon the basis of which the LIBOR Rate for such Interest Period is to be determined do not adequately reflect the cost to the Lender of making or maintaining the Loan for such Interest Period;

then the Lender shall give an Authorized Officer prompt notice thereof, and so long as such condition remains in effect, the Lender shall be under no
obligation to make the Loan.   The Lender shall give an Authorized Officer
notice describing in reasonable detail any event or condition described in this Suspension of Loan paragraph promptly following the Lender's determination that the availability of the Loan is, or is to be, suspended as a result thereof.

         Illegality. Notwithstanding any other provision of this Note, in the event that it becomes unlawful for Lender to honor its obligation to make or maintain the Loan hereunder, then Lender shall promptly notify the Borrower thereof and Lender's obligation to make or continue the Loan shall be suspended until such time as Lender may again make and maintain the Loan.

         Compensation. The Borrower shall promptly pay to Lender, upon the request of Lender, such amount or amounts as shall be sufficient (in the reasonable determination of Lender) to compensate it for any loss, cost or expense incurred by it as a result of any payment, prepayment or conversion of the Loan on a date other than the last day of the Interest Period for the Loan; such compensation to include, without limitation, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted for the period from the date of such payment, prepayment or conversion to the last day of the then current Interest Period for the Loan at the applicable rate of interest for the Loan provided for herein, but excluding loss of margin for the period after any such payment, failure to borrow or convert, over (ii) the Base Rate (as reasonably determined by the Lender) for Dollar deposits of amounts comparable to such principal amount and maturities comparable to such period. A determination of Lender as to the amounts payable pursuant to this Compensation paragraph shall be conclusive absent manifest error, provided that such determinations are made on a reasonable basis. Lender shall furnish to an Authorized Officer calculations in reasonable detail setting forth Lender's determination of the amount of such compensation.

         Computation of Interest. Interest on the amount of each advance made pursuant to this Note shall be computed on the amount of each advance and from the date of each advance at the LIBOR Rate applicable to such advance. All interest on this Note shall be computed for the actual number of days elapsed and on the basis of a year consisting of 360 days, unless the Highest Lawful Rate would thereby be exceeded, in which event, to the extent necessary to avoid exceeding the Highest Lawful Rate, interest shall be computed on the basis of the actual number of days elapsed in the applicable calendar year in which accrued.

         Interest Period. Each Interest Period shall commence on the date the Base Rate changes and shall end at 12:00 o'clock midnight on the date prior to the next Interest Period.





                                     Signed for Identification

                                     By: /s/  Bertram T. Martin, Jr.
                                         ---------------------------------
                                       The Executive Vice President of Borrower

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         Interest Limitation. Notwithstanding any other provision of this Note or of any instrument securing this Note or any other instrument executed in connection with the Loan evidenced hereby, it is expressly agreed that the amounts payable under this Note or under the other aforesaid instruments for the payment of interest or any other payment in the nature of or which would be considered as interest or other charge for the use or loan of money shall not exceed the highest rate allowed by law, from time to time, to be charged by Lender (the "Highest Lawful Rate"). In the event the provisions of this Note or of any instruments referred to in this paragraph, regarding the payment of interest or other payments in the nature of or which would be considered as interest or other charge for the use or loan of money operate to produce a rate that exceeds such limitation, then the excess over such limitation will not be payable and the amount otherwise agreed to have been paid shall be reduced by the excess so that such limitation will not be exceeded, and if any payment actually made shall result in such limitation being exceeded, the amount of the excess shall constitute and be treated as a payment on the principal hereof and shall operate to reduce such principal by the amount of such excess, or if in excess of the principal indebtedness, such excess shall be refunded.

         Payments. Principal and interest shall be due and payable and shall be paid at Post Office Box 44142, Jacksonville, Florida 32231-4142, Attn:
Commercial Loan Department, or at such other place as the Lender may designate from time to time as follows:

         (i) Monthly Payments. Accrued interest shall be due and payable and shall be paid monthly, commencing on the fifth (5th) day of the month next following the date of this Note is executed, and on the same day of each succeeding month thereafter through and including the same day of the month next preceding the Maturity Date.

         (ii) Other Payments. Payments of principal and other required payments of interest shall be due and payable and shall be paid in the manner described in the Loan Agreement.

         (iii) Maturity Date. On the Maturity Date, all indebtedness evidenced by this Note (whether unpaid principal, accrued interest or otherwise) that remains unpaid shall be due and payable and shall be paid.

         Late Charge. Any installment not received within fifteen (15) days when due shall be subject to, and it is agreed that the Lender shall collect thereon and therewith a "late charge" in the amount of five percent (5%) of the payment upon each such delinquent installment. Said "late charge" shall be immediately due and payable and shall be paid by the Borrower without notice or demand of the holder hereof.

         Prepayment. Except as otherwise set forth in the Loan Agreement, Borrower shall have the option of prepaying all or any part of the principal of this Note at any time during the term of this Note, without notice, premium or penalty for the privilege of such prepayments. Any partial prepayments shall not postpone the due date of any subsequent monthly installments or change the




                                     Signed for Identification


                                     By: /s/  Bertram T. Martin, Jr.
                                         ---------------------------------
                                        The Executive Vice President of Borrower

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amount of such installments, unless the Lender shall otherwise agree in writing. In the event of any full prepayment, all accrued interest and other charges evidenced by this Note and the instruments of security for this Note shall be paid at the same time as such full principal prepayments.

         Consent and Waiver. Each Obligor (which term shall mean and include the Borrower, each guarantor, each endorser, and all others who may become liable for all or any part of the obligations evidenced and secured hereby), does hereby, jointly and severally: (a) consent to any forbearance or extension of the time or manner of payment hereof and to the release of all or any part of any security held by the Lender to secure payment of this Note and to the subordination of any instrument of security securing this Note as to all or any part of the property encumbered thereby, all without notice or consent of that party; (b) agree that no course of dealing or delay or omission or forbearance on the part of the Lender in exercising or enforcing any of its rights or remedies hereunder or under any instrument securing this Note shall impair or be prejudicial to any of the Lender's rights and remedies hereunder or to the enforcement hereof and that the Lender may extend or postpone the time and manner of payment and performance of this Note and any instrument securing this Note, may grant forbearances and may release, wholly or partially, any security held by the Lender as security for this Note and release, partially or wholly, any person or party primarily or secondarily liable with respect to this Note, all without notice to or consent by any party primarily or secondarily liable hereunder and without thereby releasing, discharging or diminishing its rights and remedies against any other party primarily or secondarily liable hereunder; and (c) except as otherwise set forth in this Note and the instruments of security for this Note, waive notice of acceptance of this Note, notice of the occurrence of any default hereunder or under any instrument securing this Note and presentment, demand, protest, notice of dishonor and notice of protest and notices of any and all action at any time taken or omitted by the Lender in connection with this Note or any instrument securing this Note and waives all requirements necessary to hold that party to the liability of that party.

         Lien. The Lender is hereby granted a lien upon and a security interest in all property of each Obligor now or at any time hereafter in the possession of the Lender in any capacity whatsoever, including but not limited to any balance or share of any deposit, trust or agency account as security for the payment of this Note, and the Lender is hereby authorized upon default to apply, on or after maturity (whether by acceleration or otherwise) to the payment of this debt any such funds or property in possession of the Lender belonging to each Obligor, in such order of application as Lender may from time to time elect, without advance notice.

         Cross Default. A default under this Note shall be and constitute a default under any and all other notes or other evidence of indebtedness and any instruments of security therefor in which an Obligor is liable and of which the Lender is the holder (collectively the "Other Notes"). A default under any other notes or other evidence of indebtedness or any instrument of security therefor in which an Obligor is liable and the Lender is the holder, including, without limitation,




                                     Signed for Identification

                                     By:  /s/  Bertram T. Martin, Jr.
                                         ---------------------------------
                                       The Executive Vice President of Borrower
under the Other Notes, shall constitute a default under this Note and any instruments of security therefor.

         Events of Default. The happening of any of the following events shall constitute a default hereunder: (a) failure of any Obligor to pay any principal, interest or any other sums required hereunder when due under this Note; or (b) a default shall occur in any instrument securing this Note or in any other instrument executed in connection with the Loan evidenced hereby, which is not cured within the applicable curative period set forth in such instruments; or (c) a default shall occur under the Other Notes.

         Acceleration. If a default shall occur hereunder which is not cured within thirty (30) days, then at the option of the Lender, the entire principal sum then remaining unpaid and accrued interest shall immediately become due and payable without notice or demand, and said principal shall bear interest from such date at the highest legal rate permitted by law, from time to time, to be charged by Lender; it being agreed that interest not paid when due shall, at the option of the Lender, draw interest at the rate provided for in this paragraph. Failure to exercise the above options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         Attorneys' Fees. All parties liable for the payment of this Note agree to pay the Lender reasonable attorneys' fees and costs, whether or not an action be brought, for the services of counsel employed after maturity or default to collect this Note or any principal or interest due hereunder, or to protect the security, if any, or enforce the performance of any other agreement contained in this Note or in any instrument of security executed in connection with the Loan, including costs and attorneys' fees on any appeal, or in any proceedings under the National Bankruptcy Code or in any post judgment proceedings. Notwithstanding anything contained in this Note, the instruments of security, or any other documents executed in connection therewith to the contrary, the Borrower hereby expressly waive their statutory right under
Section 57.105(2) of the Florida Statutes to receive attorneys' fees in any cause of action or other litigation based in whole or in part, directly or indirectly, upon the foregoing documents. Such waiver by the Borrower constitutes a material inducement for the Lender to make the Loan to the Borrower.

         Set Off. The Obligors shall have no right of set off against the Lender under this Note or under any instruments securing this Note or executed in connection with the Loan evidenced hereby. The Lender, however, shall have the right, immediately and without further action by it, following a default hereunder, to set off against this Note all money owed by the Lender in any capacity to each or any Obligor, whether or not due.

         Borrower. The Borrower warrants and represents to Lender that it is a corporation duly formed, presently existing and in good standing under the laws of the State of Florida.





                                     Signed for Identification

                                     By:  /s/  Bertram T. Martin, Jr.
                                         ---------------------------------
                                       The Executive Vice President of Borrower

         Waiver of Jury Trial. Borrower hereby voluntarily and irrevocably waive the right to a trial by jury in connection with any litigation, action or cause of action arising out of or by virtue of: (i) this instrument; or (ii) any other agreement or document executed or contemplated to be in connection with the Loan evidenced or secured hereby, or incident hereto; or (iii) any course of conduct, course of dealing, representation, statement or other action of any party in connection with the Loan. The parties to the Loan have discussed this waiver, have agreed that it is an essential and material part of their agreement concerning the Loan, and that no officer or representative of Lender has the authority to modify, orally or in writing, the terms of this paragraph. This agreement shall be binding on the Borrower, and, if applicable, on all Obligors as defined herein, and constitutes a material inducement for Lender entering into the Loan transaction.

         Florida Law. This Note is executed under seal and constitutes a contract under the laws of the State of Florida, and shall be enforceable in a Court of competent jurisdiction in that State, regardless of in which State this Note is being executed.

         Headings. The headings of the paragraphs contained in this Note are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

         Documentary Stamps. Documentary stamps are not due and payable on this Note.

         Identification. This Note consists of ten (10) pages, all but the last of which have been signed only for identification by the Executive Vice President of the Borrower.




                                     Signed for Identification

                                     By: /s/  Bertram T. Martin, Jr.
                                         ---------------------------------
                                       The Executive Vice President of Borrower

         THE UNDERSIGNED ACKNOWLEDGE THAT THE LOAN EVIDENCED HEREBY IS FOR COMMERCIAL PURPOSES ONLY AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.

Signed, sealed and delivered         STERILE RECOVERIES, INC.,
in the presence of:                  a Florida corporation


/s/ [witness]                         By:  /s/ Bertram T. Martin, Jr.
--------------------------------         -------------------------------------
SIGNATURE                                   SIGNATURE

       [witness name]                          Bertram T. Martin, Jr.
--------------------------------         -------------------------------------

NAME LEGIBLY PRINTED,                       NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED                      TYPEWRITTEN OR STAMPED

    /s/ [witness]                           Its Executive Vice President
--------------------------------
SIGNATURE

       [witness name]                    (CORPORATE SEAL)
--------------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED

As to Borrower


STATE OF    [state]                    )
         --------------------------
COUNTY OF    [county]                  )
          -------------------------


                 The foregoing instrument was acknowledged before me this 15th day of October, 1996, by Bertram T. Martin, Jr., the Executive Vice President of STERILE RECOVERIES, INC., a Florida corporation, on behalf of the corporation.

PERSONALLY KNOWN _______ OR PRODUCED IDENTIFICATION
TYPE OF IDENTIFICATION PROVIDED _____________________


                                   /s/ [notary]
                           ------------------------------------
                                  SIGNATURE

                                   [notary name]
                           ------------------------------------
                                  NAME LEGIBLY PRINTED,
                                  TYPEWRITTEN OR STAMPED

         (SEAL)                   NOTARY PUBLIC


My Commission Expires:






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